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                                                                    EXHIBIT 99.1

                            MIDLANTIC CORPORATION

             Proxy Solicited on Behalf of the Board of Directors for the Special Meeting of Shareholders on November 16, 1995


                         Sheraton at Woodbridge Place,
                    515 Route 1 South, Iselin, New Jersey


The undersigned hereby appoints Ralph F. Desiderio, Karen H. Keller and Cornelius F. Sullivan, Jr., and each of them, proxies of the undersigned, with full power of substitution, to vote all the shares which the undersigned would be entitled to vote at the Special Meeting of Shareholders of MIDLANTIC CORPORATION to be held on November 16, 1995, and at any adjournments thereof, with all the powers the undersigned would possess if personally present:

You are encouraged to specify your choices by marking the appropriate box, SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The above proxies cannot vote your shares unless you sign and return this card.


________________________________________________________________________________


This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the approval of the Agreement and Plan of Reorganization and related Agreement and Plan of Merger. The Board of Directors recommends a vote FOR such proposal.


Approval of Agreement                   FOR             AGAINST        ABSTAIN
and Plan of Reorganization
and related Agreement and
Plan of Merger                        _______           _______        _______


COMMON STOCK ONLY

                              The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. The signer hereby confers discretion to the proxies to vote upon such other matters as may properly come before the meeting.



SIGNATURE(S) _____________________________________  DATE _________________, 1995

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


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                            MIDLANTIC CORPORATION

             Proxy Solicited on Behalf of the Board of Directors for the Special Meeting of Shareholders on November 16, 1995


                        Sheraton at Woodbridge Place,
                    515 Route 1 South, Iselin, New Jersey


The undersigned hereby appoints Ralph F. Desiderio, Karen H. Keller and Cornelius F. Sullivan, Jr., and each of them, proxies of the undersigned, with full power of substitution, to vote all the shares which the undersigned would be entitled to vote at the Special Meeting of Shareholders of MIDLANTIC CORPORATION to be held on November 16, 1995, and at any adjournments thereof, with all the powers the undersigned would possess if personally present:

You are encouraged to specify your choices by marking the appropriate box, SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The above proxies cannot vote your shares unless you sign and return this card.


________________________________________________________________________________


This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the approval of the Agreement and Plan of Reorganization and related Agreement and Plan of Merger. The Board of Directors recommends a vote FOR such proposal.


Approval of Agreement                   FOR             AGAINST        ABSTAIN
and Plan of Reorganization
and related Agreement and
Plan of Merger                        _______           _______        _______


COMMON STOCK HELD IN MSIP ONLY


                              The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. The signer hereby confers discretion to the proxies to vote upon such other matters as may properly come before the meeting.



SIGNATURE(S) ____________________________________  DATE _________________, 1995

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.